EXHIBIT 10.1
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WELLS FARGO HSBC TRADE BANK          APPLICATION FOR AMENDMENT TO LETTER
                                     OF CREDIT

TO: WELLS FARGO HSBC TRADE BANK, N.A.      DATE     FOR BANK USE ONLY
                                                    DOCUMENT TRACK NO.

 /_/ Operations Group                    /_/ Operations Group
     525 Market Street, 25th Floor           9000 Flair Drive, 3rd Floor
     San Francisco, California 94105         El Monte, California 91731

LETTER OF          Letter of Credit No. : 140941
CREDIT             Applicant: Simpson Manufacturing Co. Inc.
INFORMATION        Beneficiary: Self Insurance Plans State of California

PLEASE AMEND THE ABOVE-REFERENCED LETTER OF CREDIT BY

     /_/ CABLE/TELEX     /_/ COURIER     /_/ MAIL     /_/ OTHER:

AS FOLLOWS:
     1. LETTER OF CREDIT AMOUNT IS REDUCED BY $153,412.50 TO
        $262,872.50.
     2. LETTER OF CREDIT AMOUNT IS INCREASED BY $
     3. LATEST SHIPMENT DATE IS EXTENDED TO
     4. LETTER OF CREDIT EXPIRATION DATE IS EXTENDED TO June 1, 1998
     5. OTHER AMENDMENT(S):


ALL OTHER TERMS AND CONDITIONS OF THE LETTER OF CREDIT REMAIN UNCHANGED.

APPLICANT'S AGREEMENT AND SIGNATURE: IT IS UNDERSTOOD THAT THIS
AMENDMENT IS SUBJECT TO ACCEPTANCE BY THE BENEFICIARY AND ANY CONFIRMING
BANK.

    Simpson Manufacturing Co., Inc.
-----------------------------------------  ---------------------------
          APPLICANT                                  ADDRESS

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 AUTHORIZED SIGNATURE         TITLE                  ADDRESS

----------------------  -----------------  ---------------------------
 AUTHORIZED SIGNATURE         TITLE                  ADDRESS

           (TO BE COMPLETED BY APPROVING TRADE BANK OFFICER)
Issuance of the Amendment has been approved, and Applicant's signature verified, in accordance with Trade Bank's credit policies and procedure.

         APPROVING              APPROVING              APPROVING
         OFFICER'S              OFFICER'S              OFFICER'S
         SIGNATURE             NAME (PRINT)          OFFICE (PRINT)

                                                        East Bay
     /s/Steven Bojkovic      Steven Bojkovic         RCBC AU #2677
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